Guggenheim
Funds Trust 1

Guggenheim StylePlus - Large Core Fund
Guggenheim Small Cap Value Fund
Guggenheim Enhanced World Equity Fund
Guggenheim World Equity Income Fund
Guggenheim Risk Managed Real Estate Fund

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

			For		Withhold	Total

Randall C. Barnes	11,339,287	181,086		11,520,373
Roman Friedrich III	11,327,799	192,574		11,520,373
Robert B. Karn III	11,324,738	195,635		11,520,373
Ronald A. Nyberg	11,341,191	179,182		11,520,373
Ronald E. Toupin, Jr.	11,339,092	181,281		11,520,373

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve the Funds from Kansas Corporations into Delaware Statutory Trusts.
A description of the number of shares voted is as follows:

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,831,943	107,321		106,477
Small Cap Value Fund			1,763,325	6,691		2,515
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,652,153	11,002		17,129
Risk Managed Real Estate Fund		0		0		0

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies.
A description of the number of shares voted is as follows:

Diversification

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,836,467	109,996		99,278
Small Cap Value Fund			1,757,863	12,153		2,515
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,655,992	10,200		14,092
Risk Managed Real Estate Fund		0		0		0

Underwriting

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,825,576	113,306		106,859
Small Cap Value Fund			1,757,368	12,648		2,515
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,652,925	12,554		14,805
Risk Managed Real Estate Fund		0		0		0

Industry Concentration

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,804,563	133,084		108,094
Small Cap Value Fund			1,757,691	12,325		2,515
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,653,292	12,554		14,438
Risk Managed Real Estate Fund		0		0		0

Real Estate

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,806,359	137,330		102,052
Small Cap Value Fund			1,756,625	13,391		2,515
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,654,925	11,261		14,098
Risk Managed Real Estate Fund		0		0		0

Commodities

Fund					Shares		Shares		Shares
					For		Against		Abstained


StylePlus - Large Core Fund		3,793,987	138,661		113,093
Small Cap Value Fund			1,754,064	12,856		2,611
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,652,773	13,413		140,098
Risk Managed Real Estate Fund		0		0		0

Loans

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,774,250	160,822		110,669
Small Cap Value Fund			1,758,055	11,693		2,783
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,652,093	13,117		15,074
Risk Managed Real Estate Fund		0		0		0

Borrowing

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,770,304	163,988		111,449
Small Cap Value Fund			1,758,057	11,691		2,783
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,651,728	13,109		15,447
Risk Managed Real Estate Fund		0		0		0

Senior Securities

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Large Core Fund		3,807,600	132,759		105,382
Small Cap Value Fund			1,757,955	11,631		2,945
Enhanced World Equity Fund		207,224		211		189
World Equity Income Fund		3,656,013	9,839		14,432
Risk Managed Real Estate Fund		0		0		0





Guggenheim
Funds Trust 2

Guggenheim Floating Rate Strategies Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Limited Duration Fund
Guggenheim Macro Opportunities Fund
Guggenheim Municipal Income Fund
Guggenheim Total Return Bond Fund

At a special meeting of shareholders held on January 24, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

			For		Withhold	Total

Randall C. Barnes	66,355,900	1,147,113	67,503,013
Roman Friedrich III	66,305,115	1,197,898	67,503,013
Robert B. Karn III	66,296,743	1,206,270	67,503,013
Ronald A. Nyberg	66,343,771	1,159,242	67,503,013
Ronald E. Toupin, Jr.	66,344,399	1,158,614	67,503,013

At a special meeting of shareholders held on January 24, 2014, the shareholders of the Funds also voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		19,424,859	202,292		239,247
High Yield Fund				5,194,349	24,599		55,235
Investment Grade Bond Fund		3,370,662	22,580		28,584
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,755,274	166,264		240,186
Municipal Income Fund			2,397,778	158,583		46,564
Total Return Bond Fund			3,812,530	3,405		13,412

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies.
A description of the number of shares voted is as follows:

Diversification

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		19,043,248	248,689		574,461
High Yield Fund				5,181,959	52,052		40,172
Investment Grade Bond Fund		3,364,708	17,042		40,076
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,484,154	163,214		514,356
Municipal Income Fund			2,224,215	324,317		54,393
Total Return Bond Fund			3,812,291	3,405		13,651

Underwriting

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		18,982,211	298,353		585,834
High Yield Fund				5,153,169	76,454		44,560
Investment Grade Bond Fund		3,300,563	82,306		38,957
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,447,610	185,719		528,395
Municipal Income Fund			2,221,466	321,638		59,821
Total Return Bond Fund			3,810,559	3,405		15,383

Industry Concentration

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		18,999,080	283,893		583,425
High Yield Fund				5,187,644	54,202		32,337
Investment Grade Bond Fund		3,362,605	20,041		39,180
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,479,149	170,784		511,791
Municipal Income Fund			2,224,599	322,286		56,040
Total Return Bond Fund			3,812,291	3,405		13,651

Real Estate

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		19,031,621	249,074		585,703
High Yield Fund				5,187,334	55,326		31,523
Investment Grade Bond Fund		3,360,191	20,257		41,378
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,468,625	175,702		517,397
Municipal Income Fund			2,220,106	324,313		58,506
Total Return Bond Fund			3,811,136	3,406		14,805

Commodities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		19,019,533	25,723		588,142
High Yield Fund				5,162,082	69,526		42,575
Investment Grade Bond Fund		3,365,320	17,310		39,196
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,480,224	164,804		516,696
Municipal Income Fund			2,214,287	332,088		56,550
Total Return Bond Fund			3,809,404	3,406		16,537

Loans

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		18,951,425	319,169 	595,804
High Yield Fund				5,161,966	69,584		42,633
Investment Grade Bond Fund		3,296,742	84,534		40,550
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,430,634	201,144		529,946
Municipal Income Fund			2,210,239	333,029		59,657
Total Return Bond Fund			3,809,199	3,611		16,537

Borrowing

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		18,951,276	316,849		598,273
High Yield Fund				5,164,423	67,126		42,634
Investment Grade Bond Fund		3,298,577	83,174		40,075
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,421,477	219,758		520,489
Municipal Income Fund			2,200,237	341,883		60,805
Total Return Bond Fund			3,808,865	5,677		14,805

Senior Securities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Floating Rate Strategies Fund		19,023,526	249,154		593,718
High Yield Fund				5,186,498	56,161		31,524
Investment Grade Bond Fund		3,301,604	79,922		40,300
Limited Duration Fund			0		0		0
Macro Opportunities Fund		17,460,752	179,089		521,883
Municipal Income Fund			2,212,873	333,439		56,613
Total Return Bond Fund			3,808,249	4,561		16,537





Guggenheim
Funds Trust 3

Guggenheim Large Cap Value Fund

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

			For		Withhold	Total
Randall C. Barnes	1,034,635	27,710		1,062,345
Roman Friedrich III	1,024,509	37,836		1,062,345
Robert B. Karn III	1,025,736	26,609		1,062,345
Ronald A. Nyberg	1,034,088	28,257		1,062,345
Ronald E. Toupin, Jr.	1,034,635	27,710		1,062,345

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve the Funds from Kansas Corporations into Delaware Statutory Trusts.
A description of the number of shares voted is as follows:

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			777,725		20,808		23,603

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies.
A description of the number of shares voted is as follows:

Diversification

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			787,563		9,461		25,112


Underwriting

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			784,990		11,521		25,625

Industry Concentration

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			785,363		11,742		25,031

Real Estate

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			784,127		13,129		24,880

Commodities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			789,673		6,837		25,626

Loans

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			784,460		12,876		24,800

Borrowing

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			785,388		11,948		24,800

Senior Securities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Large Cap Value Fund			790,815		6,441		24,880





Guggenheim
Funds Trust 4

Guggenheim StylePlus - Mid Growth Fund

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

			For		Withhold	Total
Randall C. Barnes	1,089,568	22,657		1,112,225
Roman Friedrich III	1,089,542	22,683		1,112,225
Robert B. Karn III	1,088,352	23,873		1,112,225
Ronald A. Nyberg	1,089,625	22,600		1,112,225
Ronald E. Toupin, Jr.	1,089,566	22,659		1,112,225

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve the Funds from Kansas Corporations into Delaware Statutory Trusts.
A description of the number of shares voted is as follows:

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		949,309		17,554		22,284

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies.
A description of the number of shares voted is as follows:

Diversification

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		947,574		18,364		23,209

Underwriting

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		943,588		23,208		22,351

Industry Concentration

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		945,935		20,591		22,621

Real Estate

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		947,249		20,020		21,878

Commodities

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		943,903		23,221		22,023

Loans

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		939,453		27,513		22,181

Borrowing

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		939,772		26,645		22,730

Senior Securities

Fund					Shares		Shares		Shares
					For		Against		Abstained

StylePlus - Mid Growth Fund		943,937		23,030		22,180




Guggenheim
Funds Trust 5

Guggenheim Mid Cap Value Fund

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

			For		Withhold	Total
Randall C. Barnes	25,511,441	844,276		26,355,717
Roman Friedrich III	26,062,314	293,403		26,355,717
Robert B. Karn III	26,042,598	313,119		26,355,717
Ronald A. Nyberg	26,091,609	264,108		26,355,717
Ronald E. Toupin, Jr.	26,075,975	279,742		26,355,717

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve the Funds from Kansas Corporations into Delaware Statutory Trusts.
A description of the number of shares voted is as follows:

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,448,012	129,654		201,198

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies.
A description of the number of shares voted is as follows:

Diversification

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,387,294	180,960		210,610

Underwriting

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,386,271	179,562		213,031

Industry Concentration

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,381,371	173,594		223,899

Real Estate

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,371,867	182,914		224,083

Commodities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,361,909	174,755		242,200

Loans

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,333,554	214,085		231,225

Borrowing

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,331,610	208,297		238,957

Senior Securities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Fund			17,365,617	179,218		234,029





Guggenheim
Funds Trust 6

Guggenheim Mid Cap Value Institutional Fund

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds voted on whether to approve the election of nominees to the Board of Directors of each corporation. A description of the number of shares voted is as follows:

			For		Withhold	Total
Randall C. Barnes	26,507,318	108,992		26,616,310
Roman Friedrich III	26,507,440	108,870		26,616,310
Robert B. Karn III	26,502,500	113,810		26,616,310
Ronald A. Nyberg	26,510,110	106,200		26,616,310
Ronald E. Toupin, Jr.	26,507,278	109,032		26,616,310

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve the Funds from Kansas Corporations into Delaware Statutory Trusts.
A description of the number of shares voted is as follows:

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,850,294	78,770		80,572

At a special meeting of shareholders held on January 8, 2014, the shareholders of the Funds also voted on whether to approve changes to the fundamental investment policies.
A description of the number of shares voted is as follows:

Diversification

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,817,386	108,173		84,077


Underwriting

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,810,959	109,089		89,588

Industry Concentration

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,810,758	111,916		86,962

Real Estate

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,814,400	107,763		87,473

Commodities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,808,283	109,859		91,494

Loans

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,790,366	119,339		99,931

Borrowing

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,783,595	124,918		101,123

Senior Securities

Fund					Shares		Shares		Shares
					For		Against		Abstained

Mid Cap Value Institutional Fund	21,808,391	110,042		91,203